UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2005

                            LEV PHARMACEUTICALS, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)


           Delaware                 000-32947                 71-0390957
           --------                 ---------                 ----------
(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)          Identification No.)


           122 East 42nd Street, Suite 2606, New York, New York 10022
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 682-3096

                             Fun City Popcorn, Inc.
                             ----------------------
                   (Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM. 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 22, 2005, Douglas J. Beck, CPA was appointed as Controller of Lev Pharmaceuticals, Inc. (the "Company"). From September 2004 to October 2004, Mr. Beck served as a consultant to Pfizer, Inc. From December 2002 to September 2004, Mr. Beck served in various capacities with Diversified Security Solutions, Inc., from Director of Finance to Chief Financial Officer. From November 2000 to December 2002, Mr. Beck was a financial consultant to various companies. From March 2000 to October 2000, Mr. Beck served as Director of Financial Reporting for Urbanfetch.com, Inc. and from December 1998 to March 2000, Mr. Beck was an audit manager with Andersen LLP.

ITEM 5.03   AMENDMENTS TO ARTICLE OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR.

            Effective February 17, 2005, the Company (i) changed its name from Fun City Popcorn, Inc. to Lev Pharmaceuticals, Inc., (ii) increased its authorized capital stock from 10,000,000 shares of common stock, $.01 par value and 5,000,000 shares of preferred stock, $.01 par value to 200,000,000 shares of common stock, $.01 par value and 20,000,000 shares of preferred stock, $.01 par value and (iii) changed its corporate domicile from Nevada to Delaware.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      3.1 Certificate of Merger of Fun City Popcorn, Inc. and Lev Pharmaceuticals, Inc. dated February 7, 2005 and effective as of February 17, 2005.

      99.1   Press Release dated February 18, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     LEV PHARMACEUTICALS, INC.


Date:  February 24, 2005                             /s/ Joshua D. Schein
                                                     --------------------
                                                     Joshua D. Schein, Ph.D.
                                                     Chief Executive Officer


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